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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                        August 26, 2005 (August 23, 2005)

                             Knockout Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

               Delaware                  000-32007              13-4024018
     (State or Other Jurisdiction       (Commission           (IRS Employer
           of Incorporation)            File Number)        Identification No.)

       100 W. Whitehall Avenue, Northlake, IL                      60164
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

      On August 23, 2005, David Rights resigned as a member of the Company's board of directors and audit committee effective immediately.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 26, 2005

                                             KNOCKOUT HOLDINGS, INC.


                                             /s/ Richard Han
                                             --------------------------------
                                             Name:  Richard Han
                                             Title: Chief Financial Officer